--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.


February 3, 1998


To Our Shareholders:


     We are pleased to submit to you our annual report for the Cohen & Steers Realty Income Fund, Inc. for the year ended December 31, 1997. The net asset value per share on that date was $11.08. In addition, a distribution of $1.45 per share (including a regular $0.17 per share distribution plus a capital gains distribution of $1.28 per share) was declared for shareholders of record on December 31, 1997 and paid on January 14, 1998.


1997 REVIEW


     The year 1997 proved to be a very rewarding year for nearly every participant in the real estate securities industry. REIT share prices once again exhibited stability amid turbulent financial market conditions, demonstrating their low correlation to other asset classes. Yet, they still provided investment returns which were well above their historic norm. For the quarter and the year ended December 31, 1997, the Fund's total return based on income, realized capital gains and change in net asset value was 3.0% and 22.4%, respectively.



     During the year, Wall Street underwrote nearly $30 billion of REIT equity securities, more than double the previous record amount raised in 1993. As a result, the market capitalization of REITs grew by over 60% to $145 billion. The mutual fund industry enjoyed record inflows into real estate funds, which are now one of the most popular new asset classes.



     REITs acquired an unprecedented $50 billion in property in 1997, becoming the single most important source of capital for the real estate industry. They grew in number for the first time since 1994, the result of IPO activity which included some of the financial market's largest initial offerings of the year. REITs also participated in a record amount of merger and acquisition activity, including some of the largest, most visible and controversial of 1997. Whereas several years ago no REIT had a stock market capitalization of more than $1 billion, by year end there were 50.



     REITs enjoyed solid earnings growth, on average, of approximately 11% per share, with dividends increasing at a slower, but still respectable, 6% pace. The best performing sectors in the REIT industry in 1997 were, for the second year in a row, owners of hotel and office properties which benefited from supply shortages resulting from the continued strength of the U.S. economy. It is in these two sectors that some of the year's biggest and highest profile property transactions occurred.


     We believe that there were essentially two developments in 1997 that are responsible for this record-setting activity and which have permanently reshaped the industry; extraordinary financial market conditions, particularly related to interest rates, and the emergence of new management strategies by the leading companies.


     We have never been proponents of the notion, and are not now, that REITs are interest rate sensitive securities. Statistics and our own observations have proven that there is, in fact, a very low correlation between REIT returns and interest rates. However, in 1997 we believe that the low interest rate environment influenced the REIT industry in a number of important ways. Because the industry is so highly capital intensive, lower market interest rates reduced the cost of capital to a level which made property acquisitions extremely advantageous for those companies that could efficiently access the debt markets. These acquisitions produced higher rates of earnings growth which, in turn, improved their returns on equity and positively impacted their share prices. The


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                                       1

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                     COHEN & STEERS REALTY INCOME FUND, INC.

ability of these REITs to sell additional equity allowed them to expand their borrowing capacity and grow even further. While at some point this virtuous cycle must come to an end, we believe that as long as the interest rate environment remains benign and the availability of acquisitions remains plentiful, REITs should continue to enjoy unprecedented growth through this means.



     Debt financing alternatives are now available, often with maturities greater than 10 years and at fixed rates, to closely match the investment horizon of the acquired assets. In the case of some instruments such as preferred stocks, this debt-like security which has no maturity and thereby represents the closest thing to permanent financing the real estate industry has ever seen. This is a situation that has not existed in nearly 30 years, and has served to strengthen equity values across the entire industry. Further, the requirement that companies maintain strong financial ratios to maintain favorable credit ratings imposes fiscal discipline unlike anything the industry has ever known. The superior current returns available throughout the spectrum of REIT securities, from common stocks to debt instruments, has attracted a greatly expanded investor constituency. This has also been enhanced by the greater market capitalization and size of individual issues, making these an important target for capital providers from the very smallest to the very largest of investors.



     The result of these developments in the financial market environment is that the REIT industry has achieved critical mass much sooner than most expected. Having achieved this milestone, the industry's access to capital has continued to widen, thereby ensuring the stature of REITs as the dominant participants in the real estate industry for a long time to come.



     The second major development of 1997 was the emergence of new operating strategies that heretofore were never contemplated by participants in the REIT industry. Historically, REITs operated primarily as passive owners of property, often confined by the tax rules that govern the industry, but often more confined by conservative management styles and narrow vision. This began to change in the early 1990s when some older REITs took advantage of extraordinary property acquisition opportunities and newer REITs came public with more entrepreneurial management teams. With ready access to both capital and investment opportunities, REITs have begun to aggressively pursue a vastly wider range of assets and businesses. For example, the handful of so-called 'paired-share' REITs (two companies whose shares trade together, one a REIT which owns property, the other a tax-paying company which can actively operate businesses) have led the way towards revolutionizing the entire structure and leadership of the hotel industry.



     Other REITs, however, have established subsidiary companies or related entities to allow management to operate businesses outside of the mainstream of the sponsoring company. In some cases, the operation of these businesses is not permissible under the REIT regulations and must be conducted in a taxable corporation. In other cases, some REITs have begun to separate or spin off assets which possess various different risk/return characteristics or represent property types that are best suited to be held in a distinctly different entity or structure.



     There are several investment implications of this emerging trend. REITs can no longer be viewed as passive holders of property or mere financial partners. More than ever before, they now are in firm control of their assets and their destinies. Further, the range of business opportunities available to REITs is vastly greater and limited only by the imagination of their management. This new opportunity set is enabling REITs to attract a very high caliber of executives at every level of responsibility. Moreover, the pursuit of these opportunities is boosting both the current and prospective growth rates of these companies. Perhaps most importantly, this is being reflected in an


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                                       2

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                     COHEN & STEERS REALTY INCOME FUND, INC.

expansion of share prices and P/E multiples which are providing shareholders with considerable returns evidenced by the investment results in 1997.


INVESTMENT OUTLOOK


     We expect the investment environment in 1998 to continue to be quite favorable for certain sectors of the real estate and REIT market. We believe that further growth of the U.S. economy, albeit at a slower rate than in 1997, will enable the ongoing real estate recovery to continue. We expect interest rates and inflation will remain tame, perhaps even declining from year-end levels. This would sustain the highly accommodative financial market conditions that REITs benefited from last year. It is our expectation that, barring any unusual developments, REIT earnings will grow at an even faster rate than last year due to healthy internal growth as well as the high level of acquisitions and refinancing activity in 1997 that will contribute to financial results in 1998. A consensus of Wall Street analysts is currently forecasting average earnings per share growth in the 13-15% range for the industry in 1998. Dividend growth, in our opinion, will also exceed last year's pace due to an industry-wide bottoming of payout ratios. In short, we see no reason why REITs should not post mid-teen returns in the coming year, in line with their long-term track record.



     We believe that the major risk in our (and the consensus) outlook is that a severe economic slowdown may occur which causes unpredictable dislocations and financial market turmoil. Whether this happens or not, an environment of slowing economic growth could precipitate some changes in leadership among the REIT sectors. The hotel sector, which is the most economically sensitive, could suffer the most. Similarly, some segments of the retail sector might suffer. We are concerned that despite the strong economy of the past several years this sector has experienced only average profit growth; in a slowing economy we would expect a diminishing profit picture.


     We believe that what some have described as a 'shortage of yield' will favor REITs in 1998. With government deficits nearly absent and the unprecedented high level of liquidity in corporate America, investors have begun looking for investments that can provide current returns that are higher than the risk-free rate. As was the case in 1997, REITs remain among the highest yielding common stocks, and other securities issued by REITs offer yields that are superior to comparable securities issued by non-real estate companies. The Fund's portfolio of high yielding investments and its focus on REITs have it advantageously positioned.

     Increased real estate securitization should offer further investment opportunities. The growing acceptance of the REIT structure and the public markets as the appropriate medium for real estate investment has attracted many owners of non-traditional real estate. Owners of prisons, timber, Fortune 500 companies, gaming, entertainment, retail and other commercial businesses are all considering the REIT structure. While it is possible that some of these entities will prove to be flawed, it is likely that some worthwhile and profitable concepts will come public. Additionally, there is growing interest on the part of established REITs in spinning off their mature properties into an income REIT. If structured properly, this could afford an opportunity to invest in a `new' company with an experienced management team that will have growth as well as income.

     Our research department continues to seek out REITs that are being overlooked by investors. The continued growth of the REIT market to over 200 companies has resulted in a two-tiered environment, with the dynamic, growth oriented REITs having market capitalizations in excess of $1 billion each and sizable analyst coverage. The remaining REITs trade at substantial valuation discounts and are a large potential investment pool for the Fund.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
It is expected that the Fund's performance will continue to benefit from consolidation activity through its investment in REITs trading at or below their net asset values.

     As we begin the new year, our investment strategy is to focus on above-average yielding securities of real estate companies with healthy fundamentals and prudent financial structures. The Fund has a sizable weighting in the health care sector. The group, primarily made up of nursing home owners, continues to benefit from strong core fundamentals as incremental demand outpaces supply growth. The nursing home industry is uniquely protected from overbuilding as a result of restrictive state guidelines governing the construction and certification of nursing homes. This sector also has one of the highest average dividend yields in the REIT universe as well as a history of consistent dividend increases. Every health care REIT held in the Fund increased its dividend last year.

     Another important sector weighting in the Fund is the community shopping center sector. Consisting primarily of owners of grocery-store-anchored shopping centers, this property type defends well in a softening economic environment as demand for its necessity oriented products is need driven. Non-grocer anchored centers owned by the REITs in the portfolio include dominant retailers such as Wal-Mart, Target and Home Depot as anchor tenants. This group also has an above average dividend yield as a result of its 'low risk/low growth' orientation falling out of favor over the last few years.


     In our view, the greatest accomplishment of REITs in the last several years, as well as the past 20 years, is that they have produced consistently outstanding returns while providing significant portfolio diversification. When one examines the investment track records of most other asset classes that have been perceived to be strong diversifiers, such as precious metals, commodities, foreign stocks (and direct real estate, for that matter), they have largely failed to deliver any significant investment benefits other than for some very brief periods. We therefore believe that because of their investment characteristics, combined with the current cyclical and financial market conditions, REITs can once again provide satisfactory investment results in 1998.


Sincerely,



                        MARTIN COHEN                       ROBERT H. STEERS

                        MARTIN COHEN                       ROBERT H. STEERS
                        President                          Chairman

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                                       4

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                     COHEN & STEERS REALTY INCOME FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997


                                                                                NUMBER            VALUE
                                                                               OF SHARES        (NOTE 1)
                                                                               ---------       -----------
EQUITIES                                                          109.99%
   COMMON STOCK                                                   106.39%
      APARTMENT/RESIDENTIAL                                        11.38%
            Associated Estates Realty Corp...............................        42,900        $ 1,016,194
            Charles E. Smith Residential Realty..........................        23,400            830,700
            Colonial Properties Trust....................................        31,400            945,925
            Summit Properties............................................        40,700            859,787
                                                                                               -----------
                                                                                                 3,652,606
                                                                                               -----------
      DIVERSIFIED                                                   7.97%
            CCA Prison Realty Trust......................................        21,800            972,825
            Pacific Gulf Properties......................................        66,800          1,586,500
                                                                                               -----------
                                                                                                 2,559,325
                                                                                               -----------
      HEALTH CARE                                                  20.23%
            American Health Properties...................................        59,500          1,639,969
            Health Care REIT.............................................        35,900          1,009,688
            Healthcare Realty Trust......................................         3,600            104,175
            Meditrust Corp...............................................        41,700          1,527,262
            Nationwide Health Properties.................................        30,600            780,300
            Omega Healthcare Investors...................................        37,100          1,432,987
                                                                                               -----------
                                                                                                 6,494,381
                                                                                               -----------
      HOTEL                                                         3.67%
            Innkeepers USA Trust.........................................        36,000            558,000
            Sunstone Hotel Investors.....................................        36,000            621,000
                                                                                               -----------
                                                                                                 1,179,000
                                                                                               -----------
      INDUSTRIAL                                                    6.98%
            EastGroup Properties.........................................        67,600          1,461,850
            First Industrial Realty Trust................................        21,600            780,300
                                                                                               -----------
                                                                                                 2,242,150
                                                                                               -----------
      OFFICE                                                        4.44%
            Brandywine Realty Trust......................................        33,400            839,175
            SL Green Realty Corp.........................................         8,100            210,094
            Tower Realty Trust...........................................        15,200            374,300
                                                                                               -----------
                                                                                                 1,423,569
                                                                                               -----------


                See accompanying notes to financial statements.
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                                       5

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1997

                                                                                NUMBER            VALUE
                                                                               OF SHARES        (NOTE 1)
                                                                               ---------       -----------
      OFFICE/INDUSTRIAL                                             5.42%
            Reckson Associates Realty Corp...............................        21,000        $   532,875
            TriNet Corporate Realty Trust................................        31,200          1,207,050
                                                                                               -----------
                                                                                                 1,739,925
                                                                                               -----------
      SELF STORAGE                                                  1.05%
            Sovran Self Storage..........................................        10,400            337,350
                                                                                               -----------
      SHOPPING CENTER                                             45.25%
         COMMUNITY CENTER                                         31.25%
            Alexander Haagen Properties..................................        52,600            917,212
            Bradley Real Estate..........................................        55,500          1,165,500
            Burnham Pacific Properties...................................        60,200            921,812
            Glimcher Realty Trust........................................        77,000          1,737,312
            Mid-America Realty Investments...............................       111,200          1,125,900
            Mid-Atlantic Realty Trust....................................        34,100            500,844
            Pan Pacific Retail Properties................................        14,000            299,250
            Pennsylvania REIT............................................        55,500          1,363,219
            Price REIT...................................................        17,000            695,938
            Saul Centers.................................................        39,700            722,044
            Sizeler Property Investors...................................        26,900            282,450
            Western Investment Real Estate Trust.........................        22,000            302,500
                                                                                               -----------
                                                                                                10,033,981
                                                                                               -----------
         FACTORY OUTLET CENTER                                      5.48%
            Horizon Group................................................       119,700          1,309,219
            Tanger Factory Outlet Centers................................        14,700            449,269
                                                                                               -----------
                                                                                                 1,758,488
                                                                                               -----------
         REGIONAL MALL                                              8.52%
            CBL & Associates Properties..................................        19,100            471,531
            JP Realty....................................................        19,400            503,188
            Simon DeBartolo Group........................................        21,100            689,706
            The Mills Corp...............................................        13,000            318,500
            Urban Shopping Centers.......................................        21,600            753,300
                                                                                               -----------
                                                                                                 2,736,225
                                                                                               -----------
            TOTAL SHOPPING CENTER........................................                       14,528,694
                                                                                               -----------
                  TOTAL COMMON STOCK (Identified cost -- $26,516,497)....                       34,157,000
                                                                                               -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1997

                                                                                NUMBER            VALUE
                                                                               OF SHARES        (NOTE 1)
                                                                               ---------       -----------
PREFERRED STOCK                                                    3.60 %
      Crown American Realty Trust, 11.00%, Series A
         (Identified cost -- $1,105,000).................................        22,100        $ 1,154,725
                                                                                               -----------
TOTAL INVESTMENTS (Identified cost -- $27,621,497) ..........    109.99 %                       35,311,725
LIABILITIES IN EXCESS OF OTHER ASSETS ........................    (9.99)%                       (3,206,994)
                                                                 --------                      -----------
NET ASSETS (Equivalent to $11.08 per share based on
   2,897,318 shares of capital stock outstanding) ...........    100.00 %                      $32,104,731
                                                                 --------                      -----------
                                                                 --------                      -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997


ASSETS:
      Investments in securities, at value (Identified cost -- $27,621,497) (Note 1).................  $35,311,725
      Cash..........................................................................................      909,473
      Dividends and interest receivable.............................................................      194,240
      Other assets..................................................................................          549
                                                                                                      -----------
            Total Assets............................................................................   36,415,987
                                                                                                      -----------
LIABILITIES:
      Payable for dividends declared................................................................    4,201,111
      Payable to investment adviser.................................................................       19,302
      Payable for investment securities purchased...................................................        7,575
      Payable to administrator......................................................................        6,016
      Payable to directors..........................................................................        1,054
      Other liabilities.............................................................................       76,198
                                                                                                      -----------
            Total Liabilities.......................................................................    4,311,256
                                                                                                      -----------
NET ASSETS applicable to 2,897,318 shares of $0.01 par value common stock outstanding (Note 4).............................................................................  $32,104,731
                                                                                                      -----------
                                                                                                      -----------
NET ASSET VALUE PER SHARE:
   ($32,104,731 [div] 2,897,318 shares outstanding).................................................  $     11.08
                                                                                                      -----------
                                                                                                      -----------
MARKET PRICE PER SHARE..............................................................................  $     11.56
                                                                                                      -----------
                                                                                                      -----------
MARKET PRICE PREMIUM TO NET ASSET VALUE PER SHARE...................................................        4.33%
                                                                                                      -----------
                                                                                                      -----------
NET ASSETS consist of:
      Paid-in capital (Notes 1 and 4)...............................................................  $23,281,298
      Distributions in excess of net investment income..............................................      (85,388)
      Undistributed net realized gain on investments sold...........................................    1,218,593
      Net unrealized appreciation on investments....................................................    7,690,228
                                                                                                      -----------
                                                                                                      $32,104,731
                                                                                                      -----------
                                                                                                      -----------


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


Investment Income:
      Dividend income................................................................................  $2,404,039
      Interest income................................................................................      61,166
                                                                                                       ----------
            Total Income.............................................................................   2,465,205
                                                                                                       ----------
Expenses:
      Investment advisory fees (Note 2)..............................................................     214,097
      Administration fees (Note 2)...................................................................      66,414
      Directors' fees and expenses (Note 2)..........................................................      33,601
      Professional fees..............................................................................      47,973
      Transfer agent fees............................................................................      39,418
      Reports to shareholders........................................................................      31,001
      Custodian fees and expenses....................................................................      15,444
      Miscellaneous..................................................................................      18,174
                                                                                                       ----------
            Total Expenses...........................................................................     466,122
                                                                                                       ----------
Net Investment Income................................................................................   1,999,083
                                                                                                       ----------
Realized and Unrealized Gain on Investments:
      Net realized gain on investments...............................................................   3,636,607
      Net change in unrealized appreciation on investments...........................................   1,110,208
                                                                                                       ----------
            Net realized and unrealized gain on investments..........................................   4,746,815
                                                                                                       ----------
Net Increase in Net Assets Resulting From Operations.................................................  $6,745,898
                                                                                                       ----------
                                                                                                       ----------


                See accompanying notes to financial statements.
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                                       9

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                          FOR THE             FOR THE
                                                                        YEAR ENDED          YEAR ENDED
                                                                     DECEMBER 31, 1997   DECEMBER 31, 1996
                                                                     -----------------   -----------------

Change in Net Assets:
      From Operations:
            Net investment income..................................     $ 1,999,083         $ 1,946,915
            Net realized gain on investments.......................       3,636,607           1,061,695
            Net change in unrealized appreciation on investments...       1,110,208           5,451,013
                                                                     -----------------   -----------------
                  Net increase in net assets resulting from
                     operations....................................       6,745,898           8,459,623
                                                                     -----------------   -----------------
      Dividends and Distributions to Shareholders From (Note 1):
            Net investment income..................................      (1,966,574)         (1,953,761)
            Net realized gain on investments.......................      (3,708,567)           (431,988)
                                                                     -----------------   -----------------
                  Total dividends and distributions to
                     shareholders..................................      (5,675,141)         (2,385,749)
                                                                     -----------------   -----------------
      Capital Stock Transactions (Note 4):
            Net asset value of shares issued to shareholders in
               reinvestment of dividends and distributions from net
               investment income and net realized gain on
               investments.........................................         211,201             171,506
                                                                     -----------------   -----------------
                  Total increase in net assets.....................       1,281,958           6,245,380
      Net Assets:
            Beginning of year......................................      30,822,773          24,577,393
                                                                     -----------------   -----------------
            End of year............................................     $32,104,731         $30,822,773
                                                                     -----------------   -----------------
                                                                     -----------------   -----------------


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.


                                                                     FOR THE YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------
            PER SHARE OPERATING PERFORMANCE                1997       1996       1995        1994        1993
            -------------------------------               -------    -------    -------     -------     -------
Net asset value, beginning of year.....................   $ 10.70    $  8.59    $  8.30     $  8.70     $  7.63
                                                          -------    -------    -------     -------     -------
Income from investment operations:
     Net investment income.............................      0.69       0.68       0.64        0.65        0.65
     Net realized and unrealized gain/(loss) on
        investments....................................      1.65       2.26       0.33       (0.31)       1.10
                                                          -------    -------    -------     -------     -------
           Total from investment operations............      2.34       2.94       0.97        0.34        1.75
                                                          -------    -------    -------     -------     -------
Less dividends and distributions to shareholders from:
     Net investment income.............................     (0.68)     (0.68)     (0.40)      (0.49)      (0.65)
     In excess of net investment income................        --         --         --          --       (0.03)
     Capital gain......................................     (1.28)     (0.15)        --       (0.09)         --
     Tax return of capital.............................        --         --      (0.28)      (0.16)         --
                                                          -------    -------    -------     -------     -------
           Total dividends and distributions to
             shareholders..............................     (1.96)     (0.83)     (0.68)      (0.74)      (0.68)
                                                          -------    -------    -------     -------     -------
     Net asset value, end of year......................   $ 11.08    $ 10.70    $  8.59     $  8.30     $  8.70
                                                          -------    -------    -------     -------     -------
                                                          -------    -------    -------     -------     -------
     Per share market value, end of period.............   $ 11.56    $ 12.00    $  9.13     $  8.50     $  9.50
                                                          -------    -------    -------     -------     -------
                                                          -------    -------    -------     -------     -------
---------------------------------------------------------------------------------------------------------------
Total investment return(a).............................     13.20%     42.32%     15.97%      (2.78)%     27.77%
                                                          -------    -------    -------     -------     -------
                                                          -------    -------    -------     -------     -------
Total net asset value return(a)........................     22.44%     33.32%     12.12%       3.80%      23.04%
                                                          -------    -------    -------     -------     -------
                                                          -------    -------    -------     -------     -------
---------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
     Net assets, end of year (in millions).............   $32.105    $30.823    $24.577     $23.548     $24.502
                                                          -------    -------    -------     -------     -------
     Ratios of expenses to average net assets..........      1.42%      1.45%      1.73%       1.51%(b)    1.64%
                                                          -------    -------    -------     -------     -------
                                                          -------    -------    -------     -------     -------
     Ratio of net investment income to average net
        assets.........................................      6.07%      7.34%      7.67%       7.62%       7.31%
                                                          -------    -------    -------     -------     -------
                                                          -------    -------    -------     -------     -------
     Portfolio turnover rate...........................     53.76%     30.45%     37.75%      80.68%     107.91%
                                                          -------    -------    -------     -------     -------
                                                          -------    -------    -------     -------     -------
     Average Commission Rate(c)........................   $0.0618    $0.0663      N/A         N/A         N/A
                                                          -------    -------    -------     -------     -------
                                                          -------    -------    -------     -------     -------


------------------------

(a) Total investment return is computed based upon the American Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated taking into account reinvested dividends.

(b) Fees paid through directed brokerage commissions have been excluded. Had these fees been paid by the Fund, the ratio would have been 1.42%.


(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for trades on which commissions were charged.


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     Cohen & Steers Realty Income Fund, Inc. (the 'Fund') is a non-diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on June 21, 1988. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

     Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.


     Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. During the year ended December 31, 1997, the Fund decreased undistributed net investment income by $117,897 and increased


--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

undistributed net realized gain on investments sold by $117,897. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.



     Federal Income Taxes: The Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. The principal tax benefits of qualifying as a regulated investment company, as compared to an ordinary taxable corporation, are that a regulated investment company is not itself subject to federal income tax on ordinary investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders and that the tax character of long-term capital gains recognized by a regulated investment company flows through to its shareholders who received such distributions.



NOTE 2 -- INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES


     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's Investment Adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.65% of the average daily net assets of the Fund (approximately 0.65% on an annual basis). For the year ended December 31, 1997, the Fund incurred $214,097 in advisory fees.

     Administration Fees: The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company ('CGFSC' or the 'Administrator'), serves as the Fund's Administrator pursuant to an Administration Agreement (the 'Agreement'). Under the terms of the Agreement, the Administrator maintains the Fund's books and records, prepares financial information for the Fund's tax returns, proxy statements, quarterly and annual reports to shareholders and generally assists in all aspects of Fund operations, other than providing investment advice, subject to the supervision of the Fund's Board of Directors. For the services provided the Fund, the Administrator receives a monthly fee in an amount equal to 1/12th of 0.20% of the average daily net assets of the Fund (approximately 0.20% on an annual basis). For the year ended December 31, 1997, the Fund incurred $66,414 in administration fees.

     Directors' Fees: Certain directors of the Fund are also directors, officers and/or employees of the Adviser. None of the directors so affiliated received compensation for their services as directors of the Fund. Fees and related expenses accrued for non-affiliated directors totaled $33,601 for the year ended December 31, 1997.

NOTE 3 -- PURCHASES AND SALES OF SECURITIES


     Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 1997 totaled $17,641,988 and $18,465,540, respectively.


--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 1997, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


Aggregate cost..........................................................................  $26,402,904
                                                                                          -----------
Gross unrealized appreciation...........................................................  $ 8,930,425
Gross unrealized depreciation...........................................................  $   (21,604)
                                                                                          -----------
Net unrealized appreciation.............................................................  $ 8,908,821
                                                                                          -----------
                                                                                          -----------


NOTE 4 -- CAPITAL STOCK AND DISTRIBUTION REINVESTMENT


     At December 31, 1997, the Fund has one class of common stock, par value $0.01 per share, of which 50 million shares are authorized and 2,897,318 shares are outstanding.


     Distributions in 1997 resulted in 17,400 shares being issued at an average price of $12.14 through the dividend reinvestment plan.

     Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by The Chase Manhattan Bank, ('Chase') as dividend paying agent. Pursuant to the Automatic Reinvestment Plan (the 'Plan') shareholders not making such election will have all amounts automatically reinvested by Chase, as the Plan agent, in whole or fractional shares of the Fund.

NOTE 5 -- SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                            NET REALIZED       NET INCREASE
                                         TOTAL              NET           AND UNREALIZED      IN NET ASSETS
                                      INVESTMENT        INVESTMENT         GAIN/(LOSS)          RESULTING         NET ASSETS AT
                                        INCOME            INCOME          ON INVESTMENTS     FROM OPERATIONS      END OF PERIOD
                                   ----------------- -----------------  ------------------  -----------------  -------------------
            QUARTERLY                           PER               PER                PER                 PER                 PER
              PERIOD                 AMOUNT    SHARE   AMOUNT    SHARE    AMOUNT    SHARE     AMOUNT    SHARE    AMOUNT     SHARE
---------------------------------- ----------  ----- ----------  -----  ----------  ------  ----------  -----  -----------  ------
FISSCAL 1997
------------
March 31.......................... $  587,724  $0.20  $  477,384  $0.17  $  (52,886) $(0.02) $  424,498  $0.15  $30,839,414  $10.68
June 30...........................    633,590   0.22     522,672   0.18   1,494,651    0.52   2,017,323   0.70   32,408,877   11.21
September 30......................    608,021   0.21     487,940   0.16   2,784,820    0.97   3,272,760   1.13   35,234,472   12.17
December 31.......................    635,870   0.22     511,087   0.18     520,230    0.18   1,031,317   0.36   32,104,731   11.08
                                   ----------  -----  ----------  -----  ----------  ------  ----------  -----
                                   $2,465,205  $0.85  $1,999,083  $0.69  $4,746,815  $ 1.65  $6,745,898  $2.34
                                   ----------  -----  ----------  -----  ----------  ------  ----------  -----
                                   ----------  -----  ----------  -----  ----------  ------  ----------  -----


                                                PER                PER                PER                 PER                 PER
                                     AMOUNT    SHARE    AMOUNT    SHARE    AMOUNT    SHARE     AMOUNT    SHARE    AMOUNT     SHARE
                                   ----------  -----  ----------  -----  ----------  ------  ----------  -----  -----------  ------
FISCAL 1996
-----------
March 31.......................... $  536,236  $0.19  $  444,453  $0.16  $  493,917  $ 0.17  $  938,370  $0.33  $25,073,634  $ 8.75
June 30...........................    595,777   0.20     504,820   0.17     786,905    0.28   1,291,725   0.45   25,919,671    9.03
September 30......................    509,289   0.18     413,898   0.15   1,478,090    0.51   1,891,988   0.66   27,854,272    9.69
December 31.......................    689,046   0.24     583,744   0.20   3,753,796    1.30   4,337,540   1.50   30,822,773   10.70
                                   ----------  -----  ----------  -----  ----------  ------  ----------  -----
                                   $2,330,348  $0.81  $1,946,915  $0.68  $6,512,708  $ 2.26  $8,459,623  $2.94
                                   ----------  -----  ----------  -----  ----------  ------  ----------  -----
                                   ----------  -----  ----------  -----  ----------  ------  ----------  -----


--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

To The Shareholders and Board of Directors of
Cohen & Steers Realty Income Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Realty Income Fund, Inc., as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cohen & Steers Realty Income Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                  COOPERS & LYBRAND L.L.P.


New York, New York
February 3, 1998

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
               VOTING RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

     The proposals described below were submitted to a vote of shareholders of Cohen & Steers Realty Shares, Inc. at a special meeting held on April 24, 1997 (the 'Meeting'):

     Proposal No. 1 -- To elect two Directors of the Fund, each to hold office for an indefinite period and until his successor is duly elected and qualified:

     At the Meeting, the shareholders approved Proposal No. 1 as folows:

                                                         AFFIRMATIVE   AGAINST   ABSTAIN
                                                         -----------   -------   -------

Election of Mr. George Grossman........................   2,513,734        --    16,422
Election of Mr. Robert H. Steers.......................   2,514,834        --    15,322

     Proposal No. 2 -- To ratify Coopers & Lybrand L.L.P. as Independent certified public accountants:

     At the Meeting, the shareholders approved Proposal No. 2 as follows:

                                                        AFFIRMATIVE   AGAINST   ABSTAIN
                                                        -----------   -------   -------

                                                         2,503,365    17,762     9,029

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                           DIVIDEND REINVESTMENT PLAN

     Pursuant to the Dividend Reinvestment Plan (the 'Plan'), shareholders may elect, by instructing The Chase Manhattan Bank (the 'Plan Agent') in writing, to receive all distributions and capital gains in cash. Shareholders who do not make such election will have all such amounts automatically reinvested by the Plan Agent in whole and fractional shares of the Fund's common stock.

     Dividend and capital gain distributions will be reinvested for participants in the Plan on the reinvestment date and participants shall receive the equivalent in shares valued at the lower of market price or net asset value. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at a per share price equal to the higher of the net asset value or 95% of the closing market price per share on the payment date. If net asset value of shares at such time exceeds the market price of shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, the Plan Agent will buy shares in the open market. If, before the Plan Agent has completed its purchase, the market price exceeds the net asset value of the shares, the average price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends or distributions. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:


                              Chase Global Fund Services, Inc.
                              Attn: Cohen & Steers
                              P.O. Box 2798
                              Boston, MA 02208-2798


                             ADDITIONAL INFORMATION
       During the period, there have been no material changes in the Fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President and
Assistant Treasurer

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, New York 10017
(212) 832-3232

FUND ADMINISTRATOR AND TRANSFER AGENT
Chase Global Funds Services Co.
73 Tremont Street
Boston, Massachusetts 02108
(800) 437-9912


CUSTODIAN
The Chase Manhattan Bank, N.A.
3 Chase MetroTech Center
Brooklyn, New York 11245


LEGAL COUNSEL
Dechert Price & Rhoads
30 Rockefeller Plaza
New York, New York 10112

American Stock Exchange Symbol: RIF

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

--------------------------------------------------------------------------------
                                       18


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
                      [THIS PAGE INTENTIONALLY LEFT BLANK]

[Graphic of an open door in a field with buildings visible through door.]



COHEN & STEERS
REALTY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017


First Class Mail
U.S. Postage
PAID
Boston, MA
Permit No. 56712


COHEN & STEERS
REALTY INCOME FUND


ANNUAL REPORT
DECEMBER 31, 1997




                              STATEMENT OF DIFFERENCES
                              ------------------------

              The division symbol shall be expressed as.......[div]